UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware001-3543245-2986089

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 McKinney Street, Suite 3000 Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

Registrant’s telephone number, including area code: (713) 595-1900

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On December 11, 2012, ZaZa Energy Corporation issued a press release providing certain operational updates and information regarding its previously announced sale of its French assets.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Name of Document
99.1	Press Release of ZaZa Energy Corporation, dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: December 11, 2012By: /s/ Todd A. Brooks

Name: Todd A. Brooks

Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name of Document
99.1	Press Release of ZaZa Energy Corporation, dated December 11, 2012